SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                          CURRENT REPORT Pursuant
                         to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

             Date of report (Date of earliest event reported):
                   September 16, 2003 (September 1, 2003)

                        Trinity Learning Corporation
           (Exact Name of Registrant as Specified in Its Charter)

                                    Utah
               (State of Other Jurisdiction of Incorporation)

          0-8924                                        73-0981865
(Commission File Number)                  (IRS Employer Identification No.)

     1831 Second Street
     Berkeley, California                                          94710
(Address of Principal Executive Offices)                         (Zip Code)

                               (510) 540-9300
            (Registrant's Telephone Number, Including Zip Code)


                             2526 Durant Avenue
                         Berkeley, California 94704
        (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets

     On September 1, 2003, Trinity Learning Corporation (the "Company") completed the acquisition of all of the issued and outstanding shares ("Shares") of TouchVision, Inc., a California corporation ("TouchVision") that is in the business of providing technology-enabled information and learning systems to healthcare providers, financial services companies and other industry segments. The acquisition was made pursuant to the terms of an Amended and Restated Securities Purchase Agreement dated September 1, 2003 (the "Purchase Agreement") between the Company and each of the twelve shareholders of TouchVision (the "TouchVision Shareholders").

     In consideration for the Shares, the Company issued an aggregate of 1,250,000 restricted shares of its common stock (the "Trinity Stock"), valued for the purposes of this transaction at $625,000, to the TouchVision Shareholders. Of the Trinity Stock, 312,500 shares are subject to the terms of an escrow agreement ("Escrow Agreement") as collateral for the indemnification obligations of the TouchVision Shareholders under the Purchase Agreement and are releasable one year following closing pursuant to the terms of the Escrow Agreement. The Company granted "piggy-back" registration rights to the Shareholders in respect of the Trinity Stock, which rights are exercisable, under certain conditions, at the option of the respective Shareholders in the event the Company files a registration statement under the United States Securities Act of 1933.

     The Company also agreed to loan to TouchVision the sum of $20,000 per month for the twelve-month period following closing, to be used for working capital. The advances will be made pursuant to the terms of a promissory note ("Note") which provides, among other things, for interest to accrue on outstanding balances at the rate of 6% and to be paid in annual installments, commencing August 31, 2004, with all principal and interest owing under the Note due in full on August 31, 2006. The Company had previously loaned TouchVision the sum of $50,000 in June, 2003 by way of bridge financing pending completion of this acquisition. This amount bears interest at the rate of 6% and is repayable within two years.

     The Company also agreed to remove or replace, by August 31, 2004, all Shareholders from any personal guaranties in respect of TouchVision and to
indemnify such Shareholders in respect of any liabilities thereunder.   In
the event the Company defaults in its obligations to either make the monthly advances to TouchVision or to remove or replace the Shareholders from the guaranties, and fails to cure such default, the collective Shareholders have the option to reacquire the Shares in exchange for return of the Trinity Stock and cancellation of the Note and any amount outstanding due thereunder.

     In connection with the acquisition of the Shares, TouchVision entered into substantially similar employment agreements (the "Employment
Agreements") with each of Messrs. Gregory L. Roche and Larry J. Mahar, the principal Shareholders. The agreements, which have a term of two years, provide for annual salaries of $120,000.

     Copies of the Securities Purchase Agreement, the Escrow Agreement, the Note and the Employment Agreements are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference. The summary of the transaction set forth above is qualified in its entirety by reference to such exhibits.

     About TouchVision
     -----------------
     TouchVision is a California-based provider of technology-enabled information and learning systems to healthcare providers, financial services companies and other industry segments. TouchVision specializes in software systems that provide end-users convenient self-service access to
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information, transactions, and educational content through a variety of interactive devices such as touch-screens, kiosks, computers, PDAs, and other digital communication devices. TouchVision's products are web-enabled and can be deployed through various broadband and wireless networks.

     TouchVision believes it has demonstrated an ability over the past eight years to deliver solutions to leading companies in healthcare, financial services, education, and retail, as well as other customers with the need to provide easy access to vital, real time information and services. TouchVision serves what it believes is a large and growing market in the United States and around the world for products and services that make information and content easily accessible.

     Through its VisMed brand, TouchVision deliver solutions that are tailored to the unique needs of the healthcare sector, and by way of its acquisition by the Company, will seek to pursue similar opportunities for product offerings that focus on other vertical sectors, industries and geographic markets.

     As part of its strategy to position itself as a key participant in reducing barriers to learning on a global basis, the Company, through its acquisition of TouchVision, will seek to expand its technological capabilities for linking end-users to the information and educational content they require through a variety of digital interactive devices.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired

          The financial statements required by this item are not filed herewith but shall be filed by an amendment to this Current Report on Form 8-K not later than 60 days after the date this report was required to be filed.

     (b)  Pro Forma Financial Information

          The pro forma financial information required by this item is not filed herewith but shall be filed by an amendment to this Current Report on Form 8-K not later than 60 days after the date this report was required to be filed.

     (c)  Exhibits

          10.1 Securities Purchase Agreement date September 1, 2003 by and among Trinity Learning Corporation and the Shareholders

          10.2 Escrow Agreement dated September 1, 2003 by and among Trinity Learning Corporation, Greg Roche, Larry Mahar and Heritage Bank of Commerce

          10.3 Promissory Note dated September 1, 2003 from TouchVision, Inc. to Trinity Learning Corporation

          10.4 Employment Agreement dated September 1, 2003 between TouchVision and Gregory L. Roche

          10.5 Employment Agreement dated September 1, 2003 between TouchVision and Larry J. Mahar

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                                 SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TRINITY LEARNING CORPORATION
Date: September 16, 2003           By: /s/  Douglas Cole
                                       -----------------------------------
                                       Douglas Cole,
                                       Chief Executive Officer

















































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